STRATTON MUTUAL FUNDS

Stratton Mid Cap Value Fund, Inc. (“STRGX”)

Stratton Real Estate Fund, Inc. (“STMDX”)

The Stratton Funds, Inc. - Stratton Small Cap Value Fund (“STSCX”)

(the “Stratton Mutual Funds” or the “Funds”)

Supplement dated July 22, 2015 to the Prospectus

and Statement of Additional Information (“SAI”) dated May 1, 2015

Late in 2014, Susquehanna Bancshares, Inc., the parent company of Stratton Management Company, the Stratton Mutual Funds’ (the “Funds”) investment adviser, entered into an agreement to be acquired by BB&T Corporation (“BB&T”). This transaction (the “Transaction”) is expected to be completed on or about August 1, 2015. Headquartered in Winston-Salem, North Carolina, BB&T is a publicly owned financial services holding company with assets of approximately $191 billion (as of June 30, 2015). This Transaction will result in the assignment and termination of the Funds’ current Investment Advisory Agreements with Stratton Management Company.

To avoid disruption of the investment management program of the Funds, on July 13, 2015, the Board of Directors of the Funds approved both a new advisory agreement (the “New Advisory Agreement”) and an interim advisory agreement (the “Interim Advisory Agreement”) with Sterling Capital Management LLC (“Sterling Capital”), a wholly-owned and independently managed subsidiary of BB&T, on behalf of each Fund. Upon the close of the Transaction, each Fund’s current portfolio management team will become employees of Sterling Capital and continue to manage the Funds in the same manner.

Each Interim Advisory Agreement will become effective upon consummation of the Transaction. The Interim Advisory Agreement provides that, during the interim period and until shareholder approval of the New Advisory Agreement (for up to 150 days from consummation of the Transaction), Sterling Capital will act as investment adviser to the Funds on substantially the same terms and with the same fee structure as the current advisory agreement with Stratton Management Company, except that the compensation earned by Sterling Capital will be held in an interest bearing escrow account until shareholder approval of the applicable New Advisory Agreement.

Also on July 13, 2015, the Board of Directors of the Funds approved an Agreement and Plan of Reorganization, which contemplates a reorganization (the “Reorganization”) of the Stratton Mutual Funds into the Sterling Capital Funds (“Sterling Funds”). The Reorganization contemplates reorganizing each of the Stratton Mutual Funds into a newly-created series of the Sterling Funds that is designed to be substantially identical from an investment perspective to each corresponding Stratton Mutual Fund. If approved by the Stratton Mutual Fund shareholders, it is anticipated that the Reorganization could occur in the 4th quarter of 2015.

More information relating to the shareholder meeting to approve the New Advisory Agreement and the Reorganization will be available in proxy statements expected to be mailed in August to shareholders of record as of July 31, 2015.

This information supplements the Prospectus and SAI of the Stratton Mutual Funds

dated May 1, 2015.

Please retain this supplement for future reference.